INVESTOR PRESENTATION Q2 2025

2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believes," "expects," "anticipates," "estimates," “forecasts,” "intends," “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” "will," “should,” "would," and "could," as well as the negative of such words. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements include, but are not limited to, the following: • potential adverse impacts to economic conditions nationally or in our local market areas, other markets where Heritage Financial Corporation (the "Company") has lending relationships, or other aspects of the Company’s business operations or financial markets, including, without limitation, as a result of credit quality deterioration, pronounced and sustained reductions in real estate market values, employment levels, labor shortages and a potential recession or slowed economic growth; • changes in the interest rate environment, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; • the level and impact of inflation and the current and future monetary policies of the Board of Governors of the Federal Reserve System in response thereto; • legislative or regulatory changes that adversely affect our business, including changes in banking, securities, and tax law, in regulatory policies and principles, or the interpretation and prioritization of such rules and regulations; • effects on the U.S. economy resulting from the threat or implementation of, or changes to existing, policies and executive orders, including tariffs, immigration policy, regulatory and other governmental agencies, DEI and ESG initiatives, consumer protection, foreign policy, and tax regulations; • credit and interest rate risks associated with the Company’s businesses, customers, borrowings, repayment, investment, and deposit practices; • fluctuations in deposits and deposit concentrations; • liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; • fluctuations in the value of our investment securities; • credit risks and risks from concentrations (by type of geographic area, collateral and industry) within our loan portfolio; • disruptions, security breaches, insider fraud, cybersecurity incidents or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform critical processing functions for our business, including sophisticated attacks using artificial intelligence and similar tools; • technological changes implemented by us and other parties, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; • increased competition in the financial services industry from non-banks such as credit unions and Fintech companies, including digital asset service providers; • our ability to adapt successfully to technological changes to compete effectively in the marketplace, including as a result of competition from other commercial banks, mortgage banking firms, credit unions, securities brokerage firms, insurance companies, and financial technology companies; • effects of critical accounting policies and judgments, including the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; • the commencement, costs, effects and outcome of litigation and other legal proceedings and regulatory actions against us or to which the Company may become subject; • loss of, or inability to attract, key personnel; • the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business and the businesses of our clients; • the impact of bank failures or adverse developments at other banks and related negative publicity about the banking industry in general on investor and depositor sentiment regarding the stability and liquidity of banks; and • our success at managing and responding to the risks involved in the foregoing items. You should also consider the risks, assumptions and uncertainties set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2024, as well as those set forth in other reports we file with or furnish to the Securities and Exchange Commission (the “SEC”) which are available on our website at www.hf-wa.com and on the SEC's website at www.sec.gov. These risks, assumptions and uncertainties should be considered in evaluating any forward-looking statements, and undue reliance should not be placed on such statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Except as otherwise indicated, this presentation speaks as of June 30, 2025. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after such date. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information. Non-GAAP Financial Information The Company reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Slides containing a discussion and reconciliation of non-GAAP financial measures are contained in the Appendix - Reconciliation of Non-GAAP Financial Measures and Quarterly Financial Statistics hereto. All dollars amounts presented throughout the entire presentation are in millions unless otherwise noted, except per share amounts. Percentages presented may not total 100% due to rounding. All tables and charts are as of June 30, 2025 unless otherwise indicated. FORWARD LOOKING STATEMENTS

HERITAGE FINANCIAL CORPORATION OVERVIEW

4 OVERVIEW General Overview Nasdaq symbol HFWA Stock price(2) $25.31 Market capitalization(2) $863 million Institutional ownership(2) 83.9% Headquarters Olympia, WA # of branches 50 Year established 1927 Q2 2025 Financial Highlights Assets $7.1 billion Deposits $5.8 billion Loans receivable $4.8 billion Net income $12.2 million Net interest margin 3.51% ROAE(3) 5.57% ROATCE(1)(4) 7.85% Adjusted ROATCE(1)(4) 11.59% Efficiency ratio 72.7% Adjusted efficiency ratio(1) 64.9% Leverage ratio 10.3% Total capital ratio 13.6% Map obtained from S&P Global Market Intelligence; certain locations of branches overlap on the map. (1) Represents a non-GAAP financial measure (2) Market information as of July 7, 2025. (3) Return on average equity (4) Return on average tangible common equity Metropolitan Statistical Areas Seattle-Tacoma-Bellevue, WA Portland-Vancouver-Hillsboro, OR-WA Eugene-Springfield, OR Boise–Nampa, ID Heritage Location Spokane

5 COMPANY STRATEGY Allocate capital to organically grow our core banking business Ÿ Successful hiring of individuals and teams of bankers in high-growth and dynamic Seattle and Portland markets as well as other key markets including our recent branch openings in Eugene, Oregon and Boise, Idaho and loan production office in Spokane, Washington Ÿ Disciplined approach to concentration risk and active portfolio management Improve operational efficiencies and rationalize branch network Ÿ Focused on achieving increased efficiencies with operational scale, internal focus on improving processes and technology solutions Ÿ Closed/Consolidated 36 branches since the beginning of 2010, including 12 branches in 2021 and one branch in 2023 Ÿ Full-time equivalent employee decreased to 747 at June 30, 2025 compared to 803 at December 31, 2023 Generate stable profitability and risk adjusted returns Ÿ Adjusted return on average tangible common equity(1) ("ROATCE") averaged 12.7% from 2022 to 2024. Ÿ Five-year growth in tangible book value(1) of $4.01, or 26.8%, to $18.99 at June 30, 2025 from $14.98 at June 30, 2020 Remain active and disciplined in M&A Ÿ Five acquisitions in Washington and Oregon since 2013 Ÿ Target metrics = IRR of >15% with earnbacks < 3 years Maintain conservative underwriting standards and actively manage the loan portfolio Ÿ Long track record of strong underwriting with conservative risk profile Ÿ Disciplined approach to concentration risk Ÿ Net charge-offs on loans to average loans remains low at 0.03%, annualized through June 30, 2025 Focus on core deposits to increase franchise value over the long term Ÿ 27.4% noninterest demand deposits to total deposits at June 30, 2025 Ÿ 1.40% cost of total deposits; top 11% performance among US publicly traded banks in Q1 2025 Engage in proactive capital management Ÿ History of increasing regular dividends and utilizing special dividends to manage capital Ÿ In April 2024, approved a stock repurchase plan up to 5% of the Company's outstanding common shares or approximately 1.7 million shares Ÿ Strong capital ratios: leverage ratio(3) = 10.3%; total capital ratio(3) = 13.6% (1) Represents a non-GAAP financial measure (2) Comparable cost of total deposits provided by S&P Global Market Intelligence for the first quarter of 2025 and includes banks nationwide with shares on Nasdaq or NYSE with total assets less than $100 billion excluding pending merger targets (3) Current quarter capital ratios are estimates pending completion and filing of the Company's regulatory reports

6 PROFITABILITY IMPROVEMENT MEASURES 2023 TOTAL 2024 TOTAL Q1 2025 Q2 2025 2025 YTD TOTAL GRAND TOTAL Quarterly Impact Investments Sold (Book Value) $161.8 $296.4 $60.9 $91.6 $152.5 $610.7 Weighted Average Book Yield of Sales 2.41% 2.23% 2.60% 2.63% 2.62% 2.38% Investments Purchased $140.7 $33.1 $28.2 $56.4 $84.6 $258.4 Weighted Average Book Yield of Purchases 6.08% 6.05% 4.55% 5.06% 4.89% 5.68% Loss on Sale of Investments $10.0 $22.7 $3.9 $6.9 $10.8 $43.5 Quarterly Estimated EPS Impact $(0.22) $(0.51) $(0.09) $(0.15) $(0.24) $(0.97) Estimated Annualized Profitability Improvement Estimated Annualized Pre-Tax Financial Impact $5.4 $11.9 $1.7 $2.3 $4.0 $21.3 Estimated Annualized EPS Impact $0.12 $0.26 $0.04 $0.05 $0.09 $0.47 Balance Sheet Repositioning The Company has completed investment sales over the past several quarters as part of strategic repositioning of the balance sheet. Estimated annualized profitability improvements assumes all proceeds invested to fund new loans or investment purchases.

7 $113,456 $94,748 $86,463 $78,770 Median household income 4.3% 3.5% 9.9% 4.4% 0.3% 9.7% 3.2% 7.3% 13.3% 4.2% 2.4% 8.8% Seattle MSA Portland MSA Boise MSA USA Unemployment rate 2025-2030 Projected Population Growth 2025-2030 Projected Median Household Income Growth STRONG AND DIVERSE ECONOMIC LANDSCAPE Major Employers in the Pacific Northwest Data obtained from www.bls.gov, www.bea.gov and S&P Global Market Intelligence Unemployment data reflects the BLS's latest monthly Economic New Release - Employment & Unemployment Economic data as of January 2025 MSA Tie-out of websites used: https://www.bls.gov/web/metro/laulrgma.htm https://www.bls.gov/web/laus/laumstcm.htm https://data.bls.gov/timeseries/LNS14000000 https://www.zippia.com/advice/largest-companies-in-washington/https://www.zippia.com/advice/largest-companies-in-oregon/

8 LOANS AND DEPOSITS BY LOCATION MSA = Metropolitan or Micropolitan Statistical Area Location based upon branch or office location Loans by MSA Seattle WA $2,319 48.6% Portland OR-WA $728 15.2% Mount Vernon WA $258 5.4% Olympia WA $187 3.9% Yakima WA $102 2.1% Bellingham WA $183 3.8% Eugene OR $80 1.7% Boise ID $80 1.7% Other $838 17.6% Deposits by MSA Seattle WA $2,545 44.0% Portland OR-WA $841 14.6% Mount Vernon WA $332 5.7% Olympia WA $499 8.6% Longview WA $152 2.6% Oak Harbor WA $554 9.6% Yakima WA $226 3.9% Bellingham WA $169 2.9% Other $466 8.1%

9 POTENTIAL GROWTH OPPORTUNITIES Map obtained from S&P Global Market Intelligence Certain locations of bank headquarters overlap on the map Financial information as of the most recent quarter publicly available Excluding banks with pending mergers and acquisitions • Long-term goal to build a Pacific Northwest ("PNW") regional commercial community bank; potential opportunities for M&A and production team lift-outs in WA, OR and ID. • Significant number of banks remaining in HFWA footprint; further consolidation is expected. – 12 banks between $200 million and $500 million in assets – 11 banks between $500 million and $1.0 billion in assets – 13 banks between $1.0 billion and $3.5 billion in assets • Target metrics include 15% IRR and earnback of < 3 years. Bank headquarters

10 $1,712 $3,651 $3,879 $4,113 $4,238 $5,553 $6,615 $7,432 $6,980 $7,175 $7,106 $7,130 $7,071 $1,747 $1,079 $15.02 $15.68 $16.08 $16.88 $20.63 $22.10 $22.85 $24.34 $22.73 $24.44 $25.40 $25.85 $26.16 $10.73 $11.41 $11.86 $12.70 $13.54 $15.07 $15.77 $17.19 $15.66 $17.40 $18.22 $18.70 $18.99 Organic Assets Acquired Assets Book value per share Tangible book value per share (1) 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Acquired Puget Sound Bancorp $639MM in assets Premier Commercial Bancorp $440MM in assets HISTORICAL GROWTH ORGANIC AND ACQUISITIVE Merged with Washington Banking Company $1.7B in assets (1) Represents a non-GAAP financial measure

11 GROWTH STRATEGY YEAR ACTIVITY 2013 • Acquired Valley Community Bancshares - $254MM in assets • Acquired Northwest Commercial Bank - $65MM in assets 2014 • Merged with Washington Banking Company - $1.7B in assets 2015 • Added a commercial banking team in Seattle, Washington • Formed Capital Markets Group as result of the added expertise 2017 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in non-profit lending and added a commercial position focused on deposit production 2018 • Acquired Puget Sound Bancorp - $639MM in assets • Acquired Premier Commercial Bancorp - $440MM in assets 2019 • Added commercial banking team in the greater Portland, Oregon area • Expanded expertise in the dental and healthcare fields 2022 • Added new commercial banking team in Vancouver, Washington • Added new commercial banking team in Portland, Oregon • Expanded into a new market with addition of commercial banking team and full service branch in Eugene, Oregon (branch opened August 2022) 2023 • Expanded into a new market with addition of commercial banking team and full service branch in Boise, Idaho (branch opened January 2023) 2024 • Expanded Builder Banking team with hiring of new SVP, Director of Builder Banking and sales position in greater Seattle, Washington area. 2025 • Expanded into a new market with addition of commercial banking team and loan production office in Spokane, Washington in January 2025 Bank Acquisitions and Team Additions Bank Acquisition Team Addition

FINANCIAL UPDATE

13 LOAN PORTFOLIO Loan Portfolio Composition $196 $171 $165 $167 $172 $344 $375 $403 $393 $384$294 $414 $479 $453 $433 $693 $718 $843 $851 $831 $937 $959 $1,003 $985 $1,015 $1,587 $1,698 $1,909 $1,916 $1,940 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Owner-occupied CRE Non-owner occupied CRE 2022 2023 2024 Q1 2025 Q2 2025 New Loan Commitments $25 $24 $21 $18 $20$27 $2 $— $— $— $63 $35 $85 $64 $88$87 $128 $101 $59 $49 $68 $90 $130 $60 $111 Consumer Residential real estate Construction & land development Commercial and Industrial (C&I) Commercial Real Estate (CRE) Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025

14 LOC Utilization Rates 29.8% 28.2% 29.7% 30.7% 32.5% 42.9% 53.8% 70.2% 68.0% 64.7% 31.1% 31.1% 31.6% 32.3% 33.9% Utilization Rate - Consumer LOCs Utilization Rate - Construction LOCs Utilization Rate - C&I LOCs 2022 2023 2024 Q1 2025 Q2 2025 Construction Commitments $686 $769 $682 $666 $669 $294 $414 $479 $453 $433 $392 $355 $203 $213 $236 Outstanding Balance Available Credit 2022 2023 2024 Q1 2025 Q2 2025 LINE OF CREDIT ("LOC") UTILIZATION

15 COMMERCIAL LOAN EXPOSURE Commercial Business Loans by Industry Exposure Industry Amount WARR at 06/30/25 Real estate, rental and leasing $2,106 4.5 Health care and social assistance 342 4.3 Accommodation and food services 184 5.1 Retail trade 150 4.7 Construction 163 4.9 Other services (except Public administration) 119 4.6 Manufacturing 90 5.0 All other industries 632 4.4 Total $3,786 4.5 CRE Loans only by Collateral Type Collateral Type Amount WARR at 06/30/25 Office $576 4.3 Industrial 508 4.5 Retail store / shopping center 314 4.7 Multi-family 449 4.6 Mixed use property 165 4.6 Motel / hotel 144 5.0 Single purpose 124 4.7 Warehouse 129 4.5 Mini-storage 162 4.2 Recreational / school 82 5.0 Other 302 4.6 Total $2,955 4.5 WARR = Weighted average risk rating Categorized by NAICS code. Office - Owner-occupied CRE 10.0% Office - Non-owner occupied CRE 9.5% Industrial 17.2% Retail store / shopping center 10.6% Multi-family 15.2% Mixed use property 5.6% Motel / hotel 4.9% Single purpose 4.2% Warehouse 4.4% Mini-storage 5.5% Recreational / school 2.8% Other 10.1% Real estate, rental and leasing 55.6% Health care and social assistance 9.0% Accommodation and food services 4.9% Retail trade 4.0% Construction 4.3% Other Services (except Public administration) 3.1% Manufacturing 2.4% All other industries 16.7%

16 CHANGES IN LOANS RECEIVABLE $4,765 $140 $(59) $(51) $(20) $4,775 Loans receivable at March 31, 2025 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at June 30, 2025 $4,802 $96 $(80) $(47) $(6) $4,765 Loans receivable at December 31, 2024 Loans originated Prepayments Maturities / Payoffs Net advances/ payments Loans receivable at March 31, 2025 Change in loans - Q2 2025 Change in loans - Q1 2025

17 CRE OFFICE CRE Office Loans by Size Size WARR(2) # of Loans Total Balance(1) Average Balance Per Loan(1) >$10 Million 3.3 5 $ 74,780 $ 14,956 $5-$10 Million 4.0 14 88,424 6,316 $2-$5 Million 4.4 47 143,181 3,046 <$2 Million 4.6 460 270,046 587 TOTAL 4.3 526 $ 576,431 $ 1,096 Quality of CRE Office Portfolio: • 81.0% of loans have recourse to owner • 51.3% of loans are owner occupied which are considered to have a lower risk profile • 24.7% of loans are borrowers in the health care and social assistance sectors, who are less likely to reduce office space CRE Office Loans by Industry Type Health Care and Social Assistance 24.7% Professional, Scientific, and Technical Services 3.3% Finance and Insurance 2.7% Other Services (except Public Administration) 3.1% Accommodation and Food Services 1.0% All Other 65.2% (1) Dollars in thousands (2) Weighted average risk rating

18 Net charge-offs (recoveries) on loans to average loans, annualized (0.03)% (0.01)% 0.06% 0.03% 0.00% 0.22% 0.00% 0.03% 0.04% 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 (0.10)% 0.00% 0.10% 0.20% 0.30% Nonaccrual Loans $6 $4 $4 $4 $10 Nonaccrual loans Nonaccrual loans to loans receivable 2022 2023 2024 Q1 2025 Q2 2025 0.15% 0.10% 0.08% 0.09% 0.21% NONACCRUAL LOANS AND NET CHARGE-OFFS

19 CRITICIZED LOANS $135 $150 $179 $178 $213 $60 $65 $64 $60 $89 $69 $80 $111 $114 $114 Substandard - nonaccrual Substandard - accrual Special mention 2022 2023 2024 Q1 2025 Q2 2025 Criticized Loans by Loan Segment Commercial & industrial 36.1% Owner- occupied CRE 15.5% Non-owner occupied CRE 29.9% Residential real estate 1.0% Construction & land development 16.8% Consumer 0.7% Criticized Loans by Collateral Type Motel/Hotel 7.5% Office 6.0% Multi-Family 12.0% Retail Store/Shopping Center 7.4% Mixed Use Property 6.7% Elder Care 4.9% Farm-Bldgs/Land 5.4% Industrial 2.5% Duplex/Tri-Plex/4-Plex 2.7% Other CRE 17.7% Non-CRE 27.2% $6 $4 $4 $4 $10

20 ACL on Loans $42,986 $47,999 $52,468 $52,160 $52,529 1.06% 1.11% 1.09% 1.09% 1.10% ACL on loans ($) ACL on loans / Loans (%) 2022 2023 2024 Q1 2025 Q2 2025 ALLOWANCE FOR CREDIT LOSSES ("ACL") ON LOANS $52,160 $(429) $814 $(36) $20 $52,529 March 31, 2025 Change in loan balance Change in collective rate Change in rate and balance Individually evaluated loans June 30, 2025 Change in ACL on Loans - Q2 2025 Dollars in thousands

21 CRITICIZED LOANS AND NET CHARGE-OFF HISTORY Criticized Loans to Total Loans 3.63% 3.79% 6.50% 4.81% 3.34% 3.45% 3.73% 3.74% 2.19% 2.05% 3.47% 2.63% 1.96% 2.32% 2.66% 2.82% Heritage Peer Median 2018 2019 2020 2021 2022 2023 2024 Q1 2025 Net Charge-offs to Average Loans 0.06% 0.09% 0.07% 0.01% (0.03)% (0.01)% 0.06% 0.02% 0.07% 0.11% 0.05% 0.03% 0.02% 0.07% 0.05% 0.04% Heritage Peer Median 2018 2019 2020 2021 2022 2023 2024 Q1 2025 (1) Criticized loans includes loans graded special mention or worse (2) Peer Median is the median of 17 identified peer banks and is as of March 31, 2025 Proactive Credit Management • Heritage proactively downgrades loans that are experiencing financial difficulty. • Criticized loans(1) to total loans higher than peer median(2) since 2018 • NCOs recognized during the same period were generally lower than peer median.

22 Average Deposit Balances and Cost of Total Deposits $6,322 $5,706 $5,618 $5,761 $5,555 $5,675 $5,715 $5,744 $5,779 0.11% 0.69% 1.34% 1.39% 1.34% 1.42% 1.39% 1.38% 1.40% 1.89% 2.02% 1.98% 1.92% 1.94% 0.17% 1.03% 1.90% 1.93% Average deposits Cost of total deposits Cost of int-bearing deposits 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 DEPOSITS Deposit Composition 35.5% 30.6% 29.1% 27.7% 27.4% 30.9% 28.7% 25.8% 26.1% 25.7% 17.9% 19.5% 20.5% 21.9% 22.6% 10.5% 8.7% 7.4% 7.4% 7.3% 5.2% 12.4% 17.2% 16.9% 17.0% Noninterest demand deposits Interest bearing demand deposits Money market accounts Savings accounts Certificates of deposit 2022 2023 2024 Q1 2025 Q2 2025

23 DEPOSIT COMPOSITION Customer Deposits by Relationship Size $749 $377 $1,419 $1,453 $1,786 Over $10MM $5MM-$10MM $1MM-5MM $250K-$1MM Less than $250K Consumer Accounts vs. Business Accounts 25% 58% 17% Consumer Commercial CDs Insured vs. Uninsured 41% 59% Insured Uninsured Deposit portfolio as of June 30, 2025: • Majority of deposits are to customers with relationships of $1 million or less. • Uninsured deposits at 41% of total deposits. 12% of uninsured deposits are public deposits that are 100% pledged. • Mix of commercial and consumer accounts.

24 Investment Balances and Investment Yield $2,098 $1,874 $1,468 $1,346 $1,659 $1,572 $1,468 $1,414 $1,346 $1,203 $178 $33 $85 $28 $56 2.48% 3.02% 3.33% 3.36% 3.38% 3.34% 3.29% 3.34% 3.38% Portfolio yield New purchases 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 INVESTMENT PORTFOLIO Portfolio Duration 4.93 4.85 4.55 4.68 4.08 3.37 2.33 3.85 4.81 4.56 4.55 4.59 4.68 4.04 3.76 Duration - total portfolio Duration - new purchases only (1) 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 (1) No investments were purchased during Q2 2024, Q3 2024 or Q4 2024

25 $42 $41 $49 $37 $37 $33 $56 $43 $34 $28 $56 $87 $31 $30 $38 $27 $27 $23 $47 $34 $25 $20 $48 $79 $11 $11 $11 $10 $10 $10 $9 $9 $9 $8 $8 $8 Interest Principal Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Q1 2028 Q2 2028 INVESTMENT CASHFLOWS Investment cashflows(1) are estimated to be $543 million through Q2 of 2028. (1) Cashflow estimates based on third-party bond accounting service

26 INVESTMENT PORTFOLIO HTM Investment by Type US government and agencies 20.2% Residential CMO and MBS 34.9% Commercial CMO and MBS 44.9% Available for sale ("AFS") and held to maturity ("HTM") investment securities percentages are based on fair value as of June 30, 2025 unless otherwise noted Strong Credit Quality of Portfolio: AFS Securities • 89.9% of AFS in U.S. government and agency securities • Only 1.5% of AFS are rated less than AA HTM Securities • All HTM investments are U.S. government and agency securities • 100% HTM portfolio pledged for public deposits and Federal Reserve Bank borrowings AFS Investments Pledged 0.1% 99.9% Pledged Not pledged AFS Investment by Type US government and agencies 1.8% Municipal securities 7.6% Residential CMO and MBS 48.3% Commercial CMO and MBS 39.8% Corporate obligations 1.5% Other asset-backed securities 1.0%

27 Net Interest Margin 3.33% 3.56% 3.31% 3.47% 3.27% 3.30% 3.36% 3.44% 3.51% 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 NET INTEREST MARGIN Quarterly Change in Net Interest Margin 3.44% 0.05% (0.01)% 0.02% (0.05)% 0.06% 3.51% QTD Q1 2025 Loans Investments Interest earning deposits Deposits Borrowings QTD Q2 2025 Net Interest Income $219,385 $225,155 $209,364 $108,673 $51,113 $52,958 $53,763 $53,690 $54,983 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025

28 Adjustable Rate Loans - Repricing Schedule $1,055 $166 $179 $194 $245 $382 $106 6.88% 4.30% 4.26% 5.93% 6.13% 6.17% 5.06% 6.93% 6.52% 6.35% 6.17% 6.44% 6.31% 6.70% Floating and Adjustable Rate Loans Wtd Avg Rate (1) Wtd Avg Rate if Repriced (2) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years LOAN MATURITY AND REPRICING (1) Weighted Average Rate as of June 30, 2025 and repricing period signifies the sooner of the next scheduled reprice date or maturity (2) Weighted Average Rate if Repriced as of June 30, 2025 and assumes same index and margin Adjustable Rate Loans • $2.3 billion in total • 53% tied to FHLB index, 20% tied to Prime, 26% tied to SOFR Fixed Rate Loans - Maturity Schedule $97 $137 $148 $215 $197 $341 $1,306 5.13% 5.37% 4.70% 5.09% 5.21% 4.99% 4.43% Fixed Rate Loans Wtd Avg Rate (1) < 3 Months 3 - 12 Months 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Fixed Rate Loans • $2.4 billion in total

29 PROFITABILITY TRENDS ROAA and Adjusted ROAA(1) 1.12% 0.86% 0.61% 0.74% 0.80% 0.63% 0.66% 0.79% 0.70% 1.12% 0.99% 0.88% 1.00% 0.89% 0.87% 0.99% 0.97% 1.03% ROAA Adjusted ROAA (1) 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Noninterest Expense/Avg. Assets 2.06% 2.33% 2.22% 2.35% 2.21% 2.18% 2.20% 2.36% 2.34% 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 ROAA = Return on average assets (1) Represents a non-GAAP financial measure

30 $81.9 $61.8 $43.3 $26.1 $81.8 $70.9 $62.9 $35.1 Net income Adjusted Net income (1) 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $14.2 $11.4 $11.9 $13.9 $12.2 $15.6 $15.7 $17.9 $17.0 $18.1 PROFITABILITY TRENDS ROAE, ROATCE(1) and Adjusted ROATCE(1) Net Income and Adjusted Net Income(1), in millions 14.92% 12.76% 10.53% 11.40% 10.74% 10.42% 11.59% 11.21% 11.59%14.94% 11.15% 7.31% 8.52% 9.74% 7.62% 7.81% 9.22% 7.85% 10.08% 7.55% 5.06% 6.03% 6.75% 5.30% 5.46% 6.51% 5.57% ROAE ROATCE (1) Adjusted ROATCE (1) 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 ROAE = Return on average equity ROATCE = Return on average tangible common equity (1) Represents a non-GAAP financial measure

31(1) Represents a non-GAAP financial measure (2) Current quarter ratios are estimates pending completion and filing of the Company's regulatory reports CAPITAL RATIOS Equity Ratios 11.4% 11.9% 12.2% 12.4% 12.6% 8.2% 8.8% 9.0% 9.3% 9.4% Stockholders' equity to total assets (GAAP) Tangible common equity to tangible assets(1) 2022 2023 2024 Q1 2025 Q2 2025 12.8% 12.9% 12.0% 12.2% 12.2% 9.7% 10.0% 10.0% 10.2% 10.3% 14.0% 14.1% 13.3% 13.6% 13.6% Total Risk Based Capital Tier 1 Leverage Ratio Common Equity Tier 1 2022 2023 2024 Q1 2025 Q2 2025 Regulatory Capital Ratios(2)

32 LIQUIDITY POSITION (1) Includes FHLB borrowing availability of $1.24 billion at June 30, 2025 based on pledged assets, however, maximum credit capacity is 45% of the Bank's total assets one quarter in arrears or $3.21 billion Liquidity position at June 30, 2025: • Sufficient liquidity to cover estimated uninsured deposits of $2.4 billion. • Access to brokered deposits of $765 million per internal company policy. Liquidity Sources $2,408 $2,525 $2,345 $2,542 $2,379 $943 $1,068 $976 $1,084 $978 $279 $288 $360 $366 $346 $927 $848 $746 $698 $656 $114 $176 $117 $249 $254 $145 $145 $145 $145 $145 116.2% 112.6% 103.1% 109.3% 100.4% FHLB borrowing availability (1) FRB borrowing availability Unencumbered investment securities available for sale at fair value Cash and cash equivalents Fed funds lines % of uninsured deposits covered by liquidity sources Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025

SHAREHOLDER RETURN

34 TOTAL SHAREHOLDER RETURN Stock Summary(2) Ticker HFWA Exchange Nasdaq Stock price $25.31 Market capitalization (in millions) $863.2 Dividend yield (regular dividend only) 3.79 % Average Daily Volume (3 month) Average daily volume (shares) 210,966 Average daily volume ($000s) $5,340 52-Week High and Low Price 52-week high (November 25, 2024) $27.58 52-week low (July 5, 2024) $17.04 Per Share Tangible book value per share(1) $18.99 EPS - 2025E $2.03 EPS - 2026E $2.26 Number of research analysts 6 Valuation Ratios Price / Tangible book value(1) 133.3 % Price / 2025E EPS 12.5 Price / 2026E EPS 11.2 Dividends Per Share Declared(3) 0.72 0.61 0.72 0.84 0.80 0.81 0.84 0.88 0.92 0.72 $0.11 $0.12 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.12 $0.13 $0.15 $0.18 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.12 $0.13 $0.15 $0.19 $0.20 $0.20 $0.21 $0.22 $0.23 $0.24 $0.12 $0.13 $0.17 $0.19 $0.20 $0.21 $0.21 $0.22 $0.23 $0.25 $0.10 $0.10 $0.10 Q1 Q2 Q3 Q4 Special dividends 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025(1) Represents a non-GAAP financial measure (2) Market information as of July 7, 2025 and earnings per share and valuation ratios are based on analysts consensus (3) Dividend information as of July 23, 2025 $2.31 $2.01 $1.80$2.31 $1.75 $1.24 $0.45 $0.45 $0.51 $0.49 $0.53 $0.41 $0.33 $0.34 $0.40 $0.36 Diluted EPS Adjusted Diluted EPS(1) 2022 2023 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Diluted EPS and Adjusted Diluted EPS(1)

APPENDIX - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND QUARTERLY FINANCIAL STATISTICS

36 NON-GAAP FINANCIAL MEASURES Dollars in thousands 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Adjusted Net Income and Adjusted Return on Average Assets ("ROAA"): Net income (GAAP) $ 81,875 $ 61,755 $ 43,258 $ 26,126 $ 14,159 $ 11,423 $ 11,928 $ 13,911 $ 12,215 Exclude (gain) loss on sale of investment securities, net 256 12,231 22,742 10,741 1,921 6,945 3,903 3,887 6,854 Exclude gain on sale of branch including related deposits, net — (610) — — — — — — — Exclude gain on sale of premise and equipment (403) — (1,552) (8) (49) (1,480) (23) (3) (5) Exclude tax effect of adjustments 31 (2,440) (4,450) (2,254) (393) (1,148) (815) (816) (1,438) Exclude BOLI restructuring costs included in BOLI Income — — 508 — — — 508 — — Exclude tax expense related to BOLI restructuring — — 2,371 515 — — 2,371 — 515 Adjusted net income (non-GAAP) $ 81,759 $ 70,936 $ 62,877 $ 35,120 $ 15,638 $ 15,740 $ 17,872 $ 16,979 $ 18,141 Average total assets $ 7,321,455 $ 7,140,024 $ 7,133,046 $ 7,074,930 $7,106,791 $7,182,921 $7,149,294 $7,103,227 $7,046,943 ROAA, annualized (GAAP) 1.12% 0.86% 0.61% 0.74% 0.80% 0.63% 0.66% 0.79% 0.70 % Adjusted ROAA, annualized (non-GAAP) 1.12% 0.99% 0.88% 1.00% 0.89% 0.87% 0.99% 0.97% 1.03%

37 NON-GAAP FINANCIAL MEASURES 2022 2023 2024 2025 YTD Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Return on Average Tangible Common Equity ("ROATCE") and Adjusted ROATCE: Net income (GAAP) $ 81,875 $ 61,755 $ 43,258 $ 26,126 $ 14,159 $ 11,423 $ 11,928 $ 13,911 $ 12,215 Add amortization of intangible assets 2,750 2,434 1,640 605 421 399 399 303 302 Exclude tax effect of adjustment (578) (511) (344) (127) (88) (84) (84) (64) (63) Tangible net income (non-GAAP) $ 84,047 $ 63,678 $ 44,554 $ 26,604 $ 14,492 $ 11,738 $ 12,243 $ 14,150 $ 12,454 Tangible net income (non-GAAP) $ 84,047 $ 63,678 $ 44,554 $ 26,604 $ 14,492 $ 11,738 $ 12,243 $ 14,150 $ 12,454 Exclude (gain) loss on sale of investment securities, net 256 12,231 22,742 10,741 1,921 6,945 3,903 3,887 6,854 Exclude gain on sale of branch including related deposits, net — (610) — — — — — — — Exclude gain on sale of premise and equipment (403) — (1,552) (8) (49) (1,480) (23) (3) (5) Exclude tax effect of adjustments 31 (2,440) (4,450) (2,254) (393) (1,148) (815) (816) (1,438) Exclude BOLI restructuring costs included in BOLI Income — — 508 — — — 508 — — Exclude tax expense related to BOLI restructuring — — 2,371 515 — — 2,371 — 515 Adjusted tangible net income (non-GAAP) $ 83,931 $ 72,859 $ 64,173 $ 35,598 $ 15,971 $ 16,055 $ 18,187 $ 17,218 $ 18,380 Average stockholders' equity (GAAP) $ 811,942 $ 818,042 $ 854,172 $ 873,255 $ 843,438 $ 857,799 $ 868,308 $ 866,629 $ 879,808 Exclude average intangible assets (249,566) (246,965) (244,910) (243,797) (245,106) (244,706) (244,302) (243,945) (243,651) Average tangible common stockholders' equity (non-GAAP) $ 562,376 $ 571,077 $ 609,262 $ 629,458 $ 598,332 $ 613,093 $ 624,006 $ 622,684 $ 636,157 ROAE, annualized (GAAP) 10.08% 7.55% 5.06% 6.03% 6.75% 5.30% 5.46% 6.51% 5.57 % ROATCE, annualized (non-GAAP) 14.94% 11.15% 7.31% 8.52% 9.74% 7.62% 7.81% 9.22% 7.85 % Adjusted ROATCE, annualized (non- GAAP) 14.92% 12.76% 10.53% 11.40% 10.74% 10.42% 11.59% 11.21% 11.59 % Dollars in thousands

38 NON-GAAP FINANCIAL MEASURES 2022 2023 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Diluted Earnings per Share and Adjusted Diluted Earnings per Share: Net income (GAAP) $ 81,875 $ 61,755 $ 43,258 $ 14,159 $ 11,423 $ 11,928 $ 13,911 $ 12,215 Exclude (gain) loss on sale of investment securities, net 256 12,231 22,742 1,921 6,945 3,903 3,887 6,854 Exclude gain on sale of branch including related deposits, net — (610) — — — — — — Exclude gain on sale of premise and equipment (403) — (1,552) (49) (1,480) (23) (3) (5) Exclude tax effect of adjustments 31 (2,440) (4,450) (393) (1,148) (815) (816) (1,438) Exclude BOLI restructuring costs included in BOLI Income — — 508 — — 508 — — Exclude tax expense related to BOLI restructuring — — 2,371 — — 2,371 — 515 Adjusted net income (non-GAAP) $ 81,759 $ 70,936 $ 62,877 $ 15,638 $ 15,740 $ 17,872 $ 16,979 $ 18,141 Average number of diluted shares outstanding 35,463,896 35,258,189 34,899,036 34,919,395 34,658,674 34,553,139 34,506,238 34,446,710 Diluted earnings per share (GAAP) $ 2.31 $ 1.75 $ 1.24 $ 0.41 $ 0.33 $ 0.34 $ 0.40 $ 0.36 Adjusted diluted earnings per share (non-GAAP) $ 2.31 $ 2.01 $ 1.80 $ 0.45 $ 0.45 $ 0.51 $ 0.49 $ 0.53 Dollars in thousands

39 2016 2017 2018 2019 2020 2021 2022 2023 2024 Tangible Book Value Per Share: Total stockholders' equity (GAAP) $ 481,763 $ 505,305 $ 760,723 $ 809,311 $ 820,439 $ 854,432 $ 797,893 $ 853,261 $ 863,527 Exclude intangible assets (126,403) (125,117) (261,553) (257,552) (254,027) (250,916) (248,166) (245,732) (244,092) Tangible common equity (non-GAAP) $ 355,360 $ 380,188 $ 499,170 $ 551,759 $ 566,412 $ 603,516 $ 549,727 $ 607,529 $ 619,435 Shares outstanding 29,954,931 29,927,746 36,874,055 36,618,729 35,912,243 35,105,779 35,106,697 34,906,233 33,990,827 Book value per share (GAAP) $ 16.08 $ 16.88 $ 20.63 $ 22.10 $ 22.85 $ 24.34 $ 22.73 $ 24.44 $ 25.40 Tangible book value per share (non-GAAP) $ 11.86 $ 12.70 $ 13.54 $ 15.07 $ 15.77 $ 17.19 $ 15.66 $ 17.40 $ 18.22 Moved to 2nd slide Tangible Book Value Per Share (cont'd): 2025 2025 Q1 Q2 Total stockholders' equity (GAAP) $ 881,515 $ 888,212 Exclude intangible assets (243,789) (243,487) Tangible common equity (non-GAAP) $ 637,726 $ 644,725 Shares outstanding 34,105,516 33,953,194 Book value per share (GAAP) $ 25.85 $ 26.16 Tangible book value per share (non-GAAP) $ 18.70 $ 18.99 NON-GAAP FINANCIAL MEASURES Dollars in thousands

40 NON-GAAP FINANCIAL MEASURES Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Efficiency Ratio and Adjusted Efficiency Ratio Total noninterest expense (GAAP) $ 39,096 $ 39,290 $ 39,540 $ 41,383 $ 41,085 Net interest income (GAAP) $ 51,113 $ 52,958 $ 53,763 $ 53,690 $ 54,983 Total noninterest income (GAAP) $ 5,246 $ 1,837 $ 3,290 $ 3,903 $ 1,517 Exclude (gain) loss on sale of investment securities, net 1,921 6,945 3,903 3,887 6,854 Exclude gain on sale of premise and equipment (49) (1,480) (23) (3) (5) Exclude BOLI restructuring costs included in BOLI Income — — 508 — — Adjusted total non interest income (non-GAAP) $ 7,118 $ 7,302 $ 7,678 $ 7,787 $ 8,366 Efficiency ratio (GAAP) 69.37% 71.70% 69.30% 71.85% 72.72 % Adjusted efficiency ratio (non-GAAP) 67.14% 65.20% 64.35% 67.31% 64.86 % Dollars in thousands

41 As of Period End or for the Three Months Ended June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 Profitability: Net income $ 14,159 $ 11,423 $ 11,928 $ 13,911 $ 12,215 Adjusted net income(1) $ 15,638 $ 15,740 $ 17,872 $ 16,979 $ 18,141 Diluted earnings per share $ 0.41 $ 0.33 $ 0.34 $ 0.40 $ 0.36 Adjusted diluted earnings per share (1) $ 0.45 $ 0.45 $ 0.51 $ 0.49 $ 0.53 Return on average assets 0.80% 0.63% 0.66% 0.79% 0.70 % Adjusted return on average assets(1) 0.89% 0.87% 0.99% 0.97% 1.03 % Return on average common equity 6.75% 5.30% 5.46% 6.51% 5.57 % Return on average tangible common equity(1) 9.74% 7.62% 7.81% 9.22% 7.85 % Adjusted return on average tangible common equity(1) 10.74% 10.42% 11.59% 11.21% 11.59 % Net interest margin 3.27% 3.30% 3.36% 3.44% 3.51 % Efficiency ratio 69.4% 71.7% 69.3% 71.9% 72.7 % Adjusted efficiency ratio(1) 67.1% 65.2% 64.4% 67.3% 64.9 % Noninterest expense to average total assets 2.21% 2.18% 2.20% 2.36% 2.34 % Balance Sheet: Total assets $ 7,059,857 $ 7,153,363 $ 7,106,278 $ 7,129,862 $ 7,070,641 Loans receivable $ 4,532,615 $ 4,679,479 $ 4,802,123 $ 4,764,848 $ 4,774,855 Total deposits $ 5,515,652 $ 5,708,492 $ 5,684,613 $ 5,845,335 $ 5,784,413 Loan to deposit ratio 82.2% 82.0% 84.5% 81.5% 82.5 % Capital: Book value per share $ 24.66 $ 25.61 $ 25.40 $ 25.85 $ 26.16 Tangible book value per share(1) $ 17.56 $ 18.45 $ 18.22 $ 18.70 $ 18.99 Leverage ratio 10.1% 9.9% 10.0% 10.2% 10.3 % Total capital ratio 13.9% 13.6% 13.3% 13.6% 13.6 % Credit Quality: Nonperforming assets to total assets 0.12% 0.13% 0.07% 0.06% 0.26 % ACL on loans to loans receivable 1.13% 1.10% 1.09% 1.09% 1.10 % Dollars in thousands (1) Represents a non-GAAP financial measure QUARTERLY FINANCIAL STATISTICS